Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kansas 66211

March 16, 2012

Dear Shareholder,

We would like to invite you to a special meeting of the shareholders of the Tortoise MLP & Pipeline Fund to be held on Wednesday, May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At this meeting, you will be asked to approve a change to the Tortoise MLP & Pipeline Fund’s status from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is seeking shareholder approval to reclassify as a non-diversified fund because Tortoise Capital Advisors, L.L.C., its investment adviser, believes that the Fund will benefit from the additional investment flexibility, and because a diversified fund may convert to non-diversified status only with shareholder approval. The Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the tax code and remain subject to RIC diversification requirements. Detailed information about the proposal is provided in the enclosed materials. The Board of Trustees unanimously recommends that you vote “FOR” this proposal.

We understand that most shareholders will not be able to attend the meeting and vote their shares in person. However, your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote online, by phone or by signing and returning your proxy card in the enclosed postage-paid envelope. We may call you during the solicitation process to answer any questions you may have about the proposal or the voting process and to assist you with your vote. By voting promptly, you can help avoid the expense of additional mailings.

We appreciate your consideration of this important proposal. Thank you for your investment in the Tortoise MLP & Pipeline Fund.

Sincerely,

/s/ H. Kevin Birzer                                          /s/ Zachary A. Hamel                                                                /s/ Kenneth P. Malvey

/s/ Terry C. Matlack                                       /s/ David J. Schulte

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The Investment Adviser to Tortoise MLP & Pipeline Fund

MANAGED PORTFOLIO SERIES
Tortoise MLP & Pipeline Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2012

Managed Portfolio Series, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Tortoise MLP & Pipeline Fund, a series of the Trust (the “Fund”) on Wednesday, May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote upon:

(1)	Approval to change the classification of the Tortoise MLP & Pipeline Fund from a diversified fund to a non-diversified fund, and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 24, 2012, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

Based on information provided by Tortoise Capital Advisors, L.L.C., the Fund’s investment adviser, the Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

YOUR VOTE IS IMPORTANT

Shareholders are requested and encouraged to vote online, by phone, or by dating, signing and returning the enclosed proxy card in the postage-paid envelope provided for that purpose. If you intend to attend the meeting in person, you may vote your shares in person, even if you have previously voted your shares by proxy.

By Order of the Board of Trustees of Managed Portfolio Series

/s/ Angela L. Pingel
Angela L. Pingel
Secretary

MANAGED PORTFOLIO SERIES
Tortoise MLP & Pipeline Fund

Questions and Answers

While we encourage you to read all of the enclosed proxy statement, following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the proxy statement.

Question:	When will the special meeting be held and who is eligible to vote:
Answer:
The meeting will be held Wednesday, May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. This will be a business meeting only and there will be no presentations about the Tortoise MLP & Pipeline Fund (the “Fund”). The record date for the meeting is the close of business on February 24, 2012. Only shareholders who own shares of the Fund on the record date are entitled to vote at the meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Question:	What is the proposal to be voted on at the special meeting?
Answer:
The Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If the proposal is approved, however, the Fund would be re-classified and managed as a non-diversified fund. Non-diversified means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, if this proposal is approved, the Board of Trustees has approved the adoption of a new non-fundamental investment policy that limits the Fund to investing no more than 10% of its total assets in securities of any issuer, calculated as of time of purchase of such securities.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds. As a result, a decline in the value of an investment in a single issuer or limited number of issuers could cause the fund’s overall value to decline to a greater degree than if the fund held a more diversified portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the Fund, shareholder approval is required for the change.

Question:	Why are you doing this?
Answer:
The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), has recommended to the Board of Trustees of Managed Portfolio Series (the “Board”) that the Fund be re-classified as a non-diversified fund to allow it greater flexibility in the management of the Fund’s investments in the pursuit of its investment objective of total return.

Because the market capitalization of pipeline companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if it had flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

Question:	Will this change substantially affect the way the Fund is managed?
Answer:
No. The Fund will continue to seek total return through investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in the securities of master limited partnerships (“MLPs”) and pipeline companies. If the proposal is approved, however, the Fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio.

The investment adviser does not currently anticipate that this proposal will cause significant changes to its investment portfolio. It believes that operating as a non-diversified fund, which will allow the Adviser to invest more than 5% of the Fund’s assets in certain issuers, will enhance the Fund’s investment flexibility in pursuing its investment objective of total return. Additionally, if this proposal is approved, the Board of Trustees has approved the adoption of a new non-fundamental investment policy that limits the Fund to investing no more than 10% of its total assets in securities of any issuer, calculated as of time of purchase of such securities. Additionally, the Fund will continue to elect to be treated as a regulated investment company (“RIC”) under the federal tax code, which also limits the Fund from investing more than 5% of its total assets in any single issuer with respect to 50% of its total assets.

The Adviser’s investment committee will continue to manage the Fund.  The investment committee is comprised of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. The Adviser’s investment committee has extensive experience in managing non-diversified funds which invest in securities in the publicly traded energy pipeline industry. In addition to the Fund, the Adviser serves as investment adviser to six other registered funds which all operate as non-diversified, closed-end management investment companies.

Question:	How does the Board recommend that I vote on this proposal?
Answer:	The Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” the proposal.

Question:	When will the change take effect if it is approved?
Answer:	If approved, the proposed change will be effective immediately following shareholder approval.

Question:	How do I cast my vote?
Answer:	You may vote online or by telephone using the information provided on your proxy card. You may also vote by mail using the enclosed postage-paid envelope to return your proxy card.

Question:	What will happen if the proposal is not approved?

Answer.	If shareholders do not approve the proposal, the Fund will continue to be a diversified fund. The Adviser may consider other alternatives to more effectively manage the Fund’s portfolio.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

TORTOISE MLP & PIPELINE FUND

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of Special Meeting of Shareholders of the Tortoise MLP & Pipeline Fund (the “Fund”) to be held on May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees of Managed Portfolio Series (the “Board”). A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the fund’s proxy tabulator, Broadridge Financial Services, 60 Research Road, Hingham, Massachusetts 02043 , by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of the proposal. This proxy and accompanying materials are initially being mailed to shareholders on or about March 16, 2012.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

The Board has fixed the close of business on February 24, 2012, as the record date for the determination of the shareholders entitled to notice of the Special Meeting and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share owned, with fractional shares voting proportionately. As of February 24, 2012, there were [SHARES] shares of beneficial interest of the Fund consisting of Investor Class and Institutional Class shares. Shareholders of all classes of shares of the Fund will vote jointly on the proposal.

The Board knows of no other business that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Proposal:  To approve a change in the Fund’s diversification classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from diversified to non-diversified.

Background

The Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), has recommended to the Board of Trustees of Managed Portfolio Series (the “Board”) that the Fund be re-classified as a non-diversified fund to allow the Adviser greater flexibility in the management of the Fund’s investments in the pursuit of its investment objective of total return.

TBecause the market capitalization of pipeline companies has continued to grow since the inception of the Fund, with some companies’ share increasing, the Adviser believes that it would be beneficial to Fund shareholders if it had flexibility to consider investing beyond the limits permitted under the 1940 Act for a diversified fund.

The Adviser does not currently anticipate that this proposal will cause significant changes to its investment portfolio. It believes that operating as a non-diversified fund, which will allow the Adviser to invest more than 5% of the Fund’s assets in certain issuers, will enhance the Fund’s investment flexibility in pursuing its investment objective of total return. Additionally, if this proposal is approved, the Board has approved the adoption of a new non-fundamental investment policy that limits the Fund to investing no more than 10% of its total assets in securities of any issuer, calculated as of the time of purchase of such securities. Additionally, the Fund will also continue to elect to be treated as a regulated investment company (“RIC”) under the federal tax code and remain subject to RIC diversification requirements.

The Fund will continue to seek total return through investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in the securities of MLPs and pipeline companies. The Adviser’s investment committee, comprised of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, will continue to manage the Fund. The Adviser’s investment committee has extensive experience in managing non-diversified funds which invest in securities in the publically traded energy pipeline industry. In addition to the Fund, the Adviser serves as investment adviser to six other registered funds which all operate as non-diversified, closed-end management investment companies.

1940 Act Diversification Requirements
The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The Fund is currently classified as a diversified fund under the 1940 Act.  Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. The Adviser and the Board recommend that the Fund be reclassified as a non-diversified fund, which would include the elimination of its current fundamental investment restriction regarding diversification. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. As a result, a decline in the value of an investment in a single issuer or a few issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Regulated Investment Company Diversification Requirements

Even if the proposal to change the Fund’s classification to a non-diversified fund under the 1940 Act is approved, the Fund intends to continue to meet diversification-related federal tax requirements to qualify as a regulated investment company. Under those requirements, the Fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than U.S. government securities or the shares of other regulated investment companies), and with respect to at least 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it may not own more than 10% of the outstanding voting securities of a single issuer.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the proposal.

ADDITIONAL INFORMATION

General Information

This proxy statement is being furnished in connection with the solicitation of proxies by the Board. Proxies may be solicited by officers or employees of the Fund, Tortoise Capital Advisors, L.L.C., its affiliates, as well as any proxy solicitation firm hired by the Adviser. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Fund. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Adviser or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management and internet and telephone voting services in addition to providing for the printing and mailing of the proxy statement. The estimated fee to be paid to Broadridge by the Adviser is $2,600 in the aggregate. The Adviser has agreed to pay all legal and proxy solicitation expenses resulting from this proposal.

Date, Time and Place of Meeting

The meeting will be held on May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of Managed Portfolio Series or by subsequently registering his or her vote by telephone or online. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the proposal. It is not anticipated that any matters other than the approval of the proposal will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of the Fund must be present, in person or by proxy, to constitute a quorum for purposes of voting on the proposal. Each shareholder is entitled to one vote per share, with fractional shares voting proportionally. Shareholders of all classes of the Fund vote jointly on the proposal. Approval of the proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes (if applicable) will have the same effect as a vote against a proposal. If, by the time scheduled for the meeting, sufficient votes in favor of approval of the proposal have not been received from the shareholders of the Fund, the persons named as proxies may propose one or more adjournments of such meeting, without further notice to permit further solicitation of proxies from shareholders. According to the Bylaws of Managed Portfolio Series, any meeting at which a quorum is not present (or in the event that a quorum is present but sufficient votes in favor of the proposal have not been received) may be adjourned by the Chairman or a majority of the voting stock represented in person or by proxy. A meeting may be adjourned without additional notice, other than announcement at the meeting, for up to 90 days.

The Fund will furnish, without charge, a copy of its most recent annual report upon request. To request such annual report, please call the Fund at 855-TCA-Fund (855-822-3863). Because the Fund commenced operations on May 31, 2011 and the Fund’s fiscal year-end is November 30, there is currently no semiannual report available. A semiannual report for the Fund will be available in late July 2012.

Record Date and Outstanding Shares

Only holders of record of shares of the Fund at the close of business on February 24, 2012 (the “record date”) are entitled to vote at the meeting or any adjournment thereof. The following table sets forth the number of shares of each class of the Fund issued and outstanding at the close of business on the record date:

Share Class	Outstanding Shares
Investor Class
Institutional Class

Security Ownership of the Fund

As of February 24, 2012, the following record owners of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Name and Address of Record Owner	Shares Held	Percentage of Outstanding Shares
Investor Class

Institutional Class

*	The Fund believes that this record owner is not the beneficial owner of such shares.

The directors and officers of the Fund, in the aggregate, owned less than 1% of the Fund’s outstanding shares as of February 24, 2012.

Service Providers

The Fund’s investment adviser is Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300,
Leawood, Kansas 66211. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator, fund accountant and transfer agent to the Fund.

Proxy Statement Delivery

To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. An additional copy of this proxy statement may be obtained by calling the Fund toll-free at 855-TCA-Fund (855-822-3863) or writing to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701. To change your current election regarding the delivery of Fund documents, please contact the Fund toll-free at 855-TCA-Fund (855-822-3863) or write to the Fund at P.O. Box 701, Milwaukee, WI 53201-0701, or contact your financial intermediary.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Secretary, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, so that they are received within a reasonable time before any such meeting. No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

EVERY VOTE IS IMPORTANT

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
YOUR VOTE IS VERY IMPORTANT.
PLEASE VOTE TODAY.

To vote by Internet

1)           Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TORTOISE MLP & PIPELINE FUND

The proxy is solicited on behalf of the Board of Trustees of Managed Portfolio Series (the "Board").

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR”
the proposal.

				FOR	AGAINST	ABSTAIN

(1) Approval to change the classification of the Tortoise MLP & Pipeline Fund from a diversified fund to a non-diversified fund, and

Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

				□	□	□
YOUR VOTE IS IMPORTANT.
PLEASE MARK, SIGN AND DATE, AND RETURN THlS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below.
Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<XXXXX>2

MANAGED PORTFOLIO SERIES
Tortoise MLP & Pipeline Fund

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD May 2, 2012

The undersigned holder of shares of the Tortoise MLP & Pipeline Fund, a series of the Trust (the “Fund”), hereby appoints James Arnold and Angela Pingel, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on Wednesday, May 2, 2012 at 2:00 p.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Only shareholders of record at the close of business on February 24, 2012, will be entitled to vote at the Special Meeting or any postponements or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the Proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.